                                                                    Exhibit 10.5

        THIS INDENTURE made the 11th day of September, 1968, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its office and principal place of business at 900 Jefferson Road in the Town of Henrietta, Monroe County, New York (herein called the "lessor"), party of the first part, and ANDERSON-BERENS, LTD., A corporation duly licensed and authorized to do business in the State of New York, and having an office and place of business at 22 Countryside Road, Fairport, New York 14450 (herein called the "lessee"), party of the second part,

        WITNESSETH:

        That the lessor does hereby demise and lease to the lessee the following described property, situate in the Town of Henrietta, County of Monroe and State of New York, to wit: An area 45 x 103 feet in the east end of Farmer's Shed No. 4, located on lessor's property at 900 Jefferson Road, Henrietta, Monroe County, New York, being the premises more particularly described in and hatched in red on Schedule "A" annexed hereto and made a part hereof.

        TO HAVE AND TO HOLD the said premises with the buildings and improvements thereon, or such portion as may be hereby demised, and the appurtenances, for the term of eight (8) years and two (2) months, beginning November 1, 1968 and ending December 31, 1976, rental payments, however, to commence only upon completion of construction of the improvements mentioned in Schedule "B", evidenced by lessor's architect's certificate of completion.

        The lessee covenants and agrees to pay rent for said premises at the rate of Six Thousand Dollars ($6,000.00) per annum, payable in equal monthly installments of Five Hundred Dollars ($500.00) each, on the first day of each month.

        1. It is covenanted and agreed by and between the parties hereto that if during the continuance of this lease the demised premises, or any part thereof, shall by reason of: fire; damage by the elements, act of God or other.

calamity; accident not caused by the negligence of lessee; act of omission or commission of the lessor, or of those deriving right or title from or under lessor; building operations upon adjacent premises or other factors beyond the control of lessee; or through defect, weakness or decay, be destroyed or damaged, or become wholly or in part untenantable or unsafe, then, and in that case the rent reserved, or a just and proportionate part thereof, according to the nature and extent of the injury, shall cease until the premises shall have been put by the lessor in proper condition for the lessee's use; and in case said premises are not wholly put in proper condition for the lessee's use within ninety (90) days after such accident or notice of such condition, or if said premises, or any part thereof, are condemned under the power of eminent domain (reserving to the lessee the right to recover from the condemnor for trade fixtures and moving and relocation expenses), this lease may be terminated at the option of the lessee or lessor. The lessor shall give lessee written notice of intention to restore and reconstruct the premises with twenty (20) days after such accident, and must restore and reconstruct the premises within ninety (90) days after the expiration of said notice period or this lease will be null and void at the option of either lessor or lessee.

        2. The lessee covenants and agrees that at the expiration of the initial or extended term of this lease, or upon the earlier termination thereof, it will yield up the said premises to the lessor in as good condition as when the same were entered upon, injury or destruction resulting from: fire; damage by the elements, act of God or other calamity; accident not caused by the negligence of lessee; act of omission or commission of the lessor, or by those deriving right or title from or under lessor; building operations upon adjacent premises or other factors beyond the control of lessee; defect, weakness or decay; and usual wear and tear, excepted.

        3. Except in the case of non-payment of rent, no proceeding at law or equity for the recovery of the demised premises, or termination or forfeiture of this lease, shall be commenced by the lessor, unless and until lessor shall serve upon the lessee, at its principal office in Fairport, New York, or at such other address as lessee may notify lessor in writing, at least twenty (20) days' written notice of the proposed proceeding.

        4. The lessor covenants and agrees during the continuance of this lease to make and do: all exterior repairs and all repairs of a structural character; all repairs, alterations, replacements, reconstructions or additions to the building and its equipment and appurtenances made necessary by: fire; damage by the elements, act of God or other calamity; accident not caused by the negligence of lessee; act of omission or commission of the lessor or those deriving right or title from or under lessor; building operations upon adjacent premises and other factors beyond the control of the lessee; and defect, weakness or decay, except, however, that lessor shall pay for such repairs as are covered in its fire and extended coverage insurance policy, which lessor agrees to maintain in force and effect during the term of this lease. Lessor and lessee agree to comply with all requirements of Fire Underwriters, Public Utility Companies and Municipal and State Authorities. Lessor may enter the premises at any and all reasonable times to inspect same and to make such repairs. The lessee covenants and agrees during the continuance of this lease to make all non-structural interior repairs. Except as otherwise provided herein, lessee agrees to make all repairs whatsoever on the demised premises made necessary by the negligence, carelessness, misconduct, or fault of the lessee or its agents, licensees or invitees, and to permit surrender of the premises to lessor at the end of the term as provided in paragraph 2 hereof.

        5. The parties hereby covenant and agree that should the lessor fail to perform any of lessor's covenants or agreements under this lease, the lessee may in its sole discretion, in addition to any other remedies available to it, after such notice to lessor as may be reasonable under the circumstances, perform such covenant or agreement in lessor's behalf as lessor's agent. The expense of such performance by lessee shall immediately be due from lessor to lessee; and lessee shall have the right to deduct the amount thereof from rentals due or thereafter becoming due to lessor hereunder, and such deduction shall not constitute a default in the payment of rent. The performance by lessee of lessor's covenants shall not release the lessor from its continuing obligation to perform same and shall not constitute a waiver by lessee of any other remedies it may have in law or equity by reason of said default by lessor. Lessor shall have the same rights relative to default by the lessee and may bill the lessee for payment.

        6. It is covenanted and agreed by and between the parties hereto that all trade and office fixtures, machinery and equipment heretofore built or placed in or upon said premises by the lessee or its predecessors while occupying said premises, or any part thereof, or otherwise acquired by it or them, or which may at any time during said term, or any prolongation, extension or renewal thereof, be built or placed in or upon said premises by the lessee, shall be and remain the property of the lessee, and at or before the final expiration of said term, or any prolongation, extension or renewal thereof, may be removed by the lessee.

        7. The lessor agrees that during the continuance of this lease the remainder of said building not hereby leased to lessee, shall not be used in any manner or for any purpose that might prove harmful or deleterious to the goods or business of the lessee.

        8. It is covenanted and agreed by and between the parties hereto that the use of a railroad sidetrack is not included in this lease.

        9. In the event that the premises include a space or room where automobiles are placed for loading and unloading, such space or room may be used at all times for the storage of automobiles.

        10. If the lessee or any subtenant of the lessee shall hold over after the expiration of the original term or any extension thereof, such holding over unless expressly so agreed shall not be construed as an implied renewal but as a month to month tenancy.

        11.  Intentionally omitted

        12. Within 1 1/2 (1 1/2) months from the date hereof, the lessor shall at its own cost and expense perform the alterations on the premises more particularly described in the plans and specifications to be initialed by the parties hereto and to be annexed hereto as Schedule "B" and made a part hereof, and such period to be extended by any and all delays beyond the control of the lessor, including without limitation strikes, acts of God or national emergency.

        13. Notwithstanding the initialing of the plans and specifications, this lease shall be contingent upon receipt of firm bids for the construction mentioned in paragraph 12 hereof (including engineering, architect's and all other expenses and costs of such construction) not in excess of Thirty-Nine Thousand Dollars ($39,000.00). If the expenses and costs of such construction as aforesaid shall exceed $39,000.00 then the lessor may declare this lease null, void and of no further force or effect.

        14. This lease shall also be contingent upon the lessor securing financing for the construction mentioned in the amount of Thirty-Nine Thousand Dollars ($39,000.00) and upon terms, provisions and conditions satisfactory to it in its sole and absolute discretion.

        15. This lease shall be contingent upon its approval by the appropriate governmental authorities of the State of New York, including without limitation the Comptroller of the State of New York, the Commissioner of Agriculture and Markets, Bond Holder, and the Director of the Budget, and in the event that such approvals are not procured within thirty (30) days of execution of this lease by the parties hereto, this lease shall be null, void and of no force and effect.

        16. The tenant shall pay all charges which may,during the term of the lease, be assessed or imposed for gas or oil or other fuel required to heat the demised premises, and for any and all other utilities including without limitation electricity and water, together with any and all taxes that may be assessed against the property leased and actually occupied by the lessee which shall be paid by the lessee when due, against which there are presently no taxes assessed. Utilities shall be separately metered.

        17. That the lessee, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises without the lessor's consent in writing, which consent, however, shall not be unreasonably withheld except as provided in paragraph 35 hereof; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extrahazardous on account of fire, and in the event of a breach thereof,the term herein shall immediately cease and terminate at the option of the lessor, as if it were the expiration of the original term.

        18. The said lessee agrees that the said lessor and the lessor's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

        19. The lessee also agrees, in the event of a failure to renew, to permit the lessor or the lessor's agents to show the premises to any persons during reasonable business hours; and the lessee further agrees that on and after the first day of the month next preceding the expiration of the term hereby granted, the lessor or the lessor's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let", and the lessee hereby agrees to permit the same to remain thereon without hinderance or molestation.

        20. That if the said premises, or any part thereof shall be deserted during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the lessor or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the lessee hereby expressly waives the service of any notice in writing of intention to re-enter except such notice as is required by paragraph 3 hereof, and the lessee shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the lessor may rent the premises on behalf of the lessee reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original lessee from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the lessor, any surplus to be paid to the lessee, who shall remain liable for any deficiency.

        21. The lessee shall neither place, or cause, or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same except in or at such place or places as may be indicated by the lessor and consented to by the lessor in writing. And in case the lessor or the lessor's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or buildings or any part thereof, the lessor shall have the right to do so, providing the same be removed and replaced at the lessor's expense, whenever the said repairs, alterations or improvements shall be completed. Signs as set forth in the plans and specifications are satisfactory.

        22. That the lessor is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever.

        23. That if default be made in any of the covenants herein contained, then it shall be lawful for the said lessor to re-enter the said premises and the same to have again, repossess and enjoy. The said lessee hereby expressly waives the service of any notice in writing of intention to re-enter, as provided for in any law of the State of New York, except as provided in paragraph 3 hereof.

        24. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the lessor, the lessee shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the lessee to be kept performed, or if the lessee shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Town Government or of any and all their Departments and Bureaus, applicable to said premises, or hereafter established as herein provided, or if the lessee shall file a petition in bankruptcy or arrangement, or be adjudicated a bankrupt, or make an assignment for the benefit of creditors or take advantage of any insolvency act, the lessor may, if the lessor so elects, at any time thereafter terminate this lease and the term hereof, on giving to the lessee twenty (20) days notice in writing of the lessor's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof, except in the case of any default other than non-payment of rent, no proceeding shall be commenced as provided in paragraph 3 hereof if the lessee proceeds within said twenty (20) day period after receipt of such notice of default to diligently cure the default. Such notice may be given by mail to the lessee addressed as provided in paragraph 3.

      25. That the lessee will not nor will the lessee permit under-tenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the lessee agrees to pay on demand any such increase.

      26. The failure of the lessor or lessee to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the lessor may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

      27. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the lessee moves out or is dispossessed and fails to remove any trade fixtures or other property within twenty (20) days after notice of the said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said lessee and shall become the property of the lessor.

      28. In the event that the relation of the lessor and lessee may cease or terminate by reason of the re-entry of the lessor under the terms and covenants contained in this lease or by the ejectment of the lessee by summary proceedings or otherwise, or after the abandonment of the premises by the lessee, it is hereby agreed that the lessee shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the reentry by the lessor, and the lessee expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the lessor during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between lessor and lessee that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the lessee's use or occupancy of said premises, and/or any claim of injury or damage.

      29. The lessee waives all rights to redeem under Sec. 761 of the Real Property Actions and Proceedings Law.

      30. This lease and the obligation of lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of lessee to be performed shall in no wise be affected, impaired or excused because lessor is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment of fixtures if lessor is prevented or delayed from so doing by reason of governmental pre-emption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by the war.

      31. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by the lessor to the lessee, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the lessor. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The lessor shall not be required to furnish, and the lessee shall not be entitled to receive any of such "services" during any period wherein the lessee shall be in default in respect to the payment of rent.

      32. The premises are to be used and occupied by the lessee as a warehouse for their Fanny Farmer and Hickory Farms franchise operations in upstate New York and will also include a Hickory Farms retail store.

      33. The lessee shall maintain public liability insurance with minimum limits of Five Hundred Thousand Dollars ($500,000.00) per accident.

      34. The lessee shall observe and comply with all reasonable rules and regulations now in effect or which may be adopted after thirty (30) days' notice to the lessee during the continuance of this lease by the lessor for the correction, prevention, abatement of nuisances, disorderly conduct, or other grievances in, upon or near said premises during said term and the lessee shall indemnify the lessor for any damage caused by the violation thereof; and the lessee shall not permit or suffer any noise, disturbance, or nuisances whatsoever on or about said premises that may be detrimental to same or annoying to the public or to the other lessees of the Market. Nothing herein shall prevent lessee from operating the business specified in paragraph "32" in a normal manner.

        35. The lessee hereby further covenants and agrees during said term not to permit the premises to be used or occupied by any person other than the lessee for business or other purpose nor sublet the same or any part thereof, or receive any benefit, money, or other consideration for the granting, the use or occupancy of said premises by any person other than the lessee, except, however, such a sublease to tenants engaged in the food industry, whether wholesale and/or retail, shall be permitted, the landlord herein remaining as primary obligor, and at the expiration of said term the lessee will yield and deliver up possession of the same to the lessor in as good condition as now, necessary wear and tear by the elements and reasonable wear and tear excepted.

        36. The lessee will keep the premises in a clean and sanitary condition at all times. All garbage or refuse shall be kept in containers located near the premises and containers will be collected daily by the lessor.

        37. It is covenanted and agreed by and between the parties hereto that the lessee and lessor shall relieve the lessor and lessee, respectively, of all liability for loss or damage to each others property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with extended coverage, or for loss of life or injury to person covered by liability insurance required hereunder, due to any acts of commission or omission of lessor or lessee.

        The lessor covenants and agrees that the lessee, paying the rents herein reserved and observing, keeping and performing the covenants and agreements herein contained, shall and may peaceably and quietly have, hold, occupy, possess and enjoy the demised premises for and during the full term of this lease and any prolongation or extension thereof.

        It is covenanted and agreed by and between the parties hereto that the covenants, agreements, conditions, terms and stipulations herein contained shall be binding upon the heirs, executors, administrators, successors and assigns of the respective parties.

        IN WITNESS WHEREOF, the parties have duly executed this lease the day and year first above written.

        This Agreement is contingent upon Lessee's approval of Schedules "A" and "B" which were not attached at the time of execution.

                                        ANDERSON-BERENS, LTD.

                                        By /s/ Donald P. Berens V.P.
                                          --------------------------------------
                                        GENESEE VALLEY REGIONAL MARKET AUTHORITY

                                        By Joseph P. King
                                          --------------------------------------
STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:
CITY OF ROCHESTER )

        On the 11th day of September, 1968, before me personally came Ronald P. Berens to me known, who being by me duly sworn, did depose and say: That he resides in Fairport, New York that he is the Vice President of ANDERSON-BERENS, LTD., the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                /s/ Peter G. Nash
                                ------------------------------------------------

                                Peter G. Nash
                                NOTARY PUBLIC, State of N.Y., Monroe County
                                My Commission Expires March 30, 1969

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:
CITY OF ROCHESTER )

        On the 12th day of September, 1968, before me personally came Joseph P. King, to me known, who being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is Administrator to the GENESEE VALLEY REGIONAL MARKET AUTHORITY, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                /s/ Louis D. Agosto
                                ------------------------------------------------
                                LOUIS D. AGOSTO
                                NOTARY PUBLIC, State of N.Y., Monroe County
                                My Commission Expires March 30, 1969

                                 SCHEDULE "A"

                     Space leased to Anderson-Berens, Ltd.


     [MOHAWK VALLEY DRY WALL CORP.'S DEPICTION OF SHED NO. 4 APPEARS HERE]


[PICTURE OF NORTHERN POINTING
   COMPASS APPEARS HERE]



                                          PLAN OF SHED NO. 4
                                          ------------------
                                    GENESEE VALLEY REGIONAL MARKET
                                    ------------------------------
                                            SCALE: 1" = 40'
                                            --------------

                              ADDENDUM TO LEASE
                              -----------------

     AGREEMENT made this 12th day of Oct., 1970, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its office and principal place of business at 900 Jefferson Road, in the Town of Henrietta, Monroe County, New York, hereinafter called "Landlord", and ANDERSON-BERENS, LTD., a corporation duly licensed and authorized to do business at 22 Countryside Road, Fairport, Monroe County, New York, hereinafter called "Tenant".

                               WITNESSETH THAT:

     WHEREAS, Landlord and Tenant have heretofore entered into a lease dated September 11, 1968 relating to certain real property in the Town of Henrietta, Monroe County, New York; and

     WHEREAS, said lease is valid, binding and subsisting agreement between the parties hereto; and

     WHEREAS, the parties hereto desire to improve and add further real property to the property presently leased and provide for additional rent on account thereof, namely 30 feet of Farmer Shed No. 4, an area of 1350 sq. ft.

     The parties hereto, in consideration of the premises and the covenants and agreements hereinafter set forth, do hereby agree as follows:

     1. Landlord does hereby demise and let unto Tenant and Tenant does hereby lease from Landlord, for the term and upon the terms and conditions hereinafter set forth in this lease, the premises situate in the Town of Henrietta, Monroe County, New York, more particularly described in "Schedule A" annexed hereto and made a part hereof, together with the easements, rights and appurtenances in connection therewith or thereunto belonging, to have and to hold the same for a term commencing on the 1st day of September, 1970 and ending on the 31st day of December, 1976, unless sooner terminated as hereinafter provided.

     2. The tenant covenants and agrees to pay rent for said premises at the rate of $1582.20 per annum, payable in equal monthly installments of $131.85 each on the first day of each month during the term of this lease. However, during the term of this lease, the Landlord's rental shall be reduced by $75.60 per month, such $75.60 reduction to be applied to the $5,746.00 cost and expenses of the improvement until payment of such sum without interest has been completed. This rental is to be added to the original rental of $6,000.00, for a total rental of $7,582.20 per annum. Said rental to be paid at 900 Jefferson Road, Henrietta, New York, or to such other place as shall be designated by Landlord in writing at least 10 days prior to the next ensuing rent payment. All improvements shall become the property of the Landlord immediately upon installation and may not be removed at the end of the term or upon termination of this lease for any reason whatsoever.

     3. The premises are to be used and occupied by the Tenant as a warehouse for their Fanny Farmer and Hickory Farms franchise operations in upstate New York and will also include a Hickory Farms retail store.

     4. The Tenant is to obtain special approval from Landlord in advance for any electrical or heating installations for the additional 30 feet of Farmer Shed No. 4.

     5. Said premises shall be held pursuant to and subject to all the terms, conditions and provisions of said lease between the parties hereto relating to premises adjoining the premises hereby demised, namely, a certain lease made the 11th day of September, 1968, as though the same were incorporated herein, to all of which terms, conditions and provisions the parties hereto agree and which they will perform to the extent required to be performed by them as in said lease set forth, so that the premises hereby demised shall be held and treated as though the same were demised as a part of the premises demised by said lease dated the 11th day of September, 1968, commencing the 1st day of September, 1970, at an additional annual rental for said premises of $1582.20 to be added to the original rental of $6,000.00, for a total rental of $7,582.20 per annum.

     IN WITNESS WHEREOF, the parties hereto have executed this lease the day and year first above written.

                                 GENESEE VALLEY REGIONAL MARKET AUTHORITY

                                 By /s/ Joseph P. King
                                   ----------------------------------------
                                                Administrator

                                 ANDERSON-BERENS, LTD.

                                 By /s/ Donald P. Berens
                                   ----------------------------------------
                                                V.P.

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

     On this 19th day of Oct., 1970, before me personally came Joseph P. King, to me known, who being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                       /s/ Louis P. Agosto
                                       --------------------------------
                                           Louis P. Agosto
                                       NOTARY PUBLIC, State of N.Y.,
                                       Monroe County
                                       My Commission Expires March 30, 1971

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

     On this 19th day of Oct., 1970, before me personally came Donald P. Berens to me known, who being by me duly sworn, did depose and say: That he resides in Fairport, N.Y., that he is the Vice Pres. of ANDERSON-BERENS, LTD., the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                       /s/ Thomas H. Dilberg
                                       --------------------------------
                                           Thomas H. Dilberg
                                       NOTARY PUBLIC, State of New York
                                       MONROE COUNTY
                                       Commission Expires March 30, 1971

                  [LETTERHEAD OF HICKORY FARMS APPEARS HERE]


                                         June 12, 1972



Genesee Valley Regional Market Authority
900 Jefferson Road
Rochester, New York 14623

Gentlemen:

     Reference is made to our lease with you dated 9-11-68, amended 10-12-70 covering our Hickory Farms Cheese Store office and warehouse space located at the Genesee Valley Regional Market. In addition to your tenant Anderson-Berens, Ltd., we have four other corporations which when combined with Anderson-Berens, Ltd. presently operate a total of 21 Hickory Farms Cheese Stores in 4 states. To simplify our administrative and record keeping burdens and in order to consolidate our financial strength, we have decided to merge all five of our operating corporations into a new corporation formed for this purpose to be known as Hickory Farms Sales Corp. We have scheduled this proposed merger to be
---------------------------------
effective as of the close of our fiscal year which will be July 1, 1972. Inasmuch as the proposed merger simply involves the consolidation of existing corporations, it will not effect a change in overall ownership or control of these entities. Based upon the combined balance sheets of the five corporations, it is anticipated that after giving effect to the proposed merger, Hickory Farms Sales Corp. will have a net worth in excess of $500,000.00. As a landlord, this will significantly enhance the financial responsibility of your Tenant.

     The proposed merger will effect, by operation of law, an assignment of our rights under the above lease to Hickory Farms Sales Corp. We are furnishing you this information and writing this letter to you concerning the transaction to get whatever consent, if any, which our lease may require to the transactions outlined in this letter. Please sign the enclosed copy of this letter and return it to us as evidence of your approval. Inasmuch as we are scheduling an effective date for the transaction of July 1, 1972, your prompt attention to this matter will be most sincerely appreciated.

              [LETTERHEAD OF HICKORY FARMS OF OHIO APPEARS HERE]


                              900 Jefferson Road
                           Rochester, New York 14623



June 12, 1972
page two


         If you wish any further information or wish to discuss this transaction with me, please feel free to call me at 716-461-1330.


                                                    Very truly yours,
                                                    Anderson-Berens, Ltd.

                                                    /s/ Donald P. Berens

                                                    Donald P. Berens
                                                    Vice President

DPB:mb
enc.

         We hereby consent to the assignment of the lease referred to in the above letter on the basis described therein.

June 6, 1972                                        Genesee Valley Regional
                                                       Market Authority


                                                    By: /s/ Joseph P. King
                                                       -------------------------
                                                       Administrator

                               ADDENDUM TO LEASE

     AGREEMENT made this 28th day of June __, 1973, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its office and principal place of business at 900 Jefferson Road, in the Town of Henrieta, Monroe County, New York, hereafter called "Landlord", and HICKORY FARMS SALES CORPORATION, a corporation duly licensed and authorized to do business at 900 Jefferson Road, Rochester, New York 14623, hereinafter called "Tenant".

     WITNESSETH THAT:

     WHEREAS, landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968 relating to certain real property in the Town of Henrietta, County of Monroe, New York, for the lease of certain premises described therein, and

     WHEREAS, landlord and Anderson-Berens, Ltd. entered into an Addendum to Lease dated October 12, 1970 adding further real property to property previously leased and to provide for additional rent; and

     WHEREAS, by letter agreement executed by landlord on June 16, 1972, landlord consented to the assignment of the Lease dated September 11, 1968 and the Addendum to Lease dated October 12, 1970, which are hereby incorporated by reference with the same force and effect as if fully set forth herein, covering premises therein described; and

     WHEREAS, the parties hereto desire to improve and add further real property to the property presently leased and provide for additional rent on account thereof, namely an area of 4500 sq. ft.; and

     WHEREAS, the parties hereto have agreed that improvements are to be made in accordance with plans which tenant arranged to have prepared by the architects, Northrup, Kaelber and Kopf; and

     WHEREAS, the parties hereto desire to extend the term of the original lease and first addendum to lease to terminate on March 31, 1978, the same date as provided in this addendum; and

       WHEREAS, said lease dated September 11, 1966 and addendum dated October 12, 1970 is a valid, binding and subsisting agreement between the parties hereto;

       NOW, THEREFORE, the parties hereto in consideration of the premises and the covenants and agreements hereinafter set forth do hereby agree as follows:

       1. Landlord does hereby demise and let unto tenant and tenant does hereby lease from landlord, for the term and upon the terms and conditions hereinafter set forth in this addendum, the premises situate in the Town of Henrietta, Monroe County, New York, more particularly described in "Schedule A" annexed hereto and made a part hereof, together with the easements, rights and appurtenances in connection therewith or thereunto belonging, to have and to hold the same for a term of 57 months, commencing on the 1st day of July, 1973 and ending on the 31st day of March, 1978, unless sooner terminated as hereinafter provided.

       2. The tenant covenants and agrees to pay additional rent for the said premises at the rate of $8,895.60 per annum, to be added to the present rent of $7,582.20 per annum for a total of $16,477.80 per annum. However, the monthly rental shall be reduced by the total cost of approved improvements in the existing and proposed space in the amount of $28,360.00, divided by the 57 month term of the lease, resulting in a reduction of $ 497.55 per month. Therefore, equal monthly installments of $ 243.75 will commence on July 1, 1973 and thereafter on the first day of each month during the term of the lease. Said rental to be paid at 900 Jefferson Road, Henrietta, New York, or to such other place as shall be designated by landlord in writing at least 10 days prior to the next ensuing rent payment. All improvements shall become the property of the landlord immediately upon installation and may not be removed at the end of the term, or upon termination of this lease for any reason whatsoever.

       3. The landlord and tenant agree to extend the term of the original lease and first addendum to lease to terminate on March 31, 1978, the same date as provided in this addendum.

        4. The premises, are to be used and occupied by the tenant as a warehouse for their Fanny Farmer and Hickory Farms franchise operations in upstate New York and will also include a Hickory Farms retail store.

        5. The Tenant is to obtain special approval from landlord in advance for any electrical or heating installations for the additional 4500 sq. ft.

        6. Said promises shall be held pursuant to and subject to all the terms, conditions and provisions of said lease between the parties hereto relating to premises adjoining the premises hereby demised, namely, a certain lease dated September 11, 1968 and addendum to lease dated October 12, 1970, as though the same were incorporated herein, to all of which terms, conditions and provisions the parties hereto agree and which they will perform to the extent required to be performed by them as in said lease and addendum to lease set forth, so that the premises hereby demised shall be held and treated as though the same were demised as a part of the premises demised by said lease dated September 11, 1968 and addendum to lease dated October 12, 1970, commencing the 1st day of July, 1973, at an additional annual rental for said premises of $3,895.60 per annum to be added to the present rental of $7,582.20, for a total rental of $16,477.80 per annum, calculated as aforesaid.

        IN WITNESS WHEREOF, the parties hereto have executed this addendum to lease the day and year first above written.

                                        GENESEE VALLEY REGIONAL MARKET AUTHORITY

                                        By /s/ Joseph P. King
                                          --------------------------------------
                                                   Administrator

                                        HICKORY FARMS SALES CORPORATION

                                        By /s/ Donald P. Berens, Pres.
                                          --------------------------------------

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

     On this 6th day of August, 1973, before me personally came Joseph P. King, to me known, who, being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genssee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                      /s/ Eugene M. Liwa
                                      --------------------------
                                      EUGENE M. LIWA
                                      Notary Public in the State of New York
                                      MONROE COUNTY, N.Y.
                                      My Commission Expires March 30, 1974

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

     On this 23rd day of July, 1973, before me personally came D.P. Berens to me known, who, being by me duly sworn, did depose and say: That he resides in Fairport, N.Y.; that he is the President of HICKORY FARMS SALES CORPORATION, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.


                                      /s/ William H. Helferich, III
                                      -------------------------------
                                      WILLIAM H. HELFERICH, III.
                                      NOTARY PUBLIC, State of N.Y.
                                      Monroe County
                                      My Commission Expires March 30, 1975

                               ADDENDUM TO LEASE
                               -----------------


        AGREEMENT made this 15th day of August, 1973, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its offices and principal place of business at 900 Jefferson Road, in the Town of Henrietta, Monroe County, New York, hereinafter called "Landlord", and HICKORY FARM SALES CORPORATION, a corporation duly licensed and authorized to do business at 900 Jefferson Road, Rochester, New York 14623, hereinafter called "Tenant",

        WITNESSETH THAT:

        WHEREAS, landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968, relating to certain real property in the Town of Henrietta, County of Monroe, New York, for the lease of certain premises descried therein; and

        WHEREAS, landlord and Anderson-Berens, Ltd. entered into an Addendum to Lease dated October 12, 1970 adding further real property to property previously leased, and to provide for additional rent; and

        WHEREAS, by letter agreement executed by landlord on June 16, 1972, landlord consented to the assignment of the Lease dated September 11, 1968 and the Addendum to Lease dated October 12, 1970, which are hereby incorporated by reference with the same force and effect as if fully set forth herein, covering premises therein described; and

        WHEREAS, landlord and HICKORY FARM SALES CORPORATION, assignee of the lease, entered into an Addendum to Lease dated June 28, 1973, adding further real property to the property previously leased, providing for additional rent and improvements, and extending the term of the original lease and the first Addendum to Lease to terminate on March 31, 1978, the same date as provided in the addendum dated June 28, 1973, which is hereby incorporated by reference; and

        WHEREAS, the parties hereto desire to provide for a renewal option permitting tenant to extend the term of the original lease, the addendum to lease of October 12, 1970, and the addendum to lease of June 28, 1973 for an additional five (5) year period, and

        WHEREAS, said lease dated September 11, 1968, said addendum to lease dated October 12, 1970, and said addendum to lease dated June 28, 1973, are valid, subsisting and binding agreements between the parties hereto:

        NOW, THEREFORE, the parties hereto in consideration of the premises and the covenants and agreements hereinafter set forth do hereby agree as follows:

        1. Landlord covenants and agrees that tenant shall have the right to extend or prolong the term of the original lease dated September 11, 1968, the addendum to lease dated October 12, 1970, and the addendum to lease dated June 28, 1973, all to terminate on March 31, 1978, for one (1) additional period of five (5) years, commencing April 1, 1978 and expiring March 31, 1983. Said renewal shall be upon the same terms and conditions as the original terms, with rental to be $16,477.80 per year to be paid in equal monthly installments commencing April 1, 1978 and continuing throughout the five (5) year renewal period provided, however, that the lessee shall give to the lessor or such agent as he may have designated to receive rent hereunder, written notice of its intention to avail itself of such right at least six (6) months before the expiration of said initial term, and such notice when given shall operate to extend or prolong the term of the lease and the addenda of September 11, 1968 and October 12, 1970 for such additional period, and all the covenants, agreements, terms, conditions and stipulations contained in the original lease of September 11, 1968, the addendum to lease dated October 12, 1970, and the addendum to lease dated June 28, 1973, shall apply to such further period of time the same as if it had been made a part of and included in the original term of the respective agreements.

        IN WITNESS WHEREOF, the parties hereto have executed this addendum to lease the day and year first above written.


                                        GENESEE VALLEY REGIONAL MARKET AUTHORITY

                                        By /s/ Joseph P. King
                                           ----------------------------------
                                                     Administrator



                                        HICKORY FARM SALES CORPORATION

                                        By /s/ Donald P. Berens, Pres.
                                           ----------------------------------

STATE OF NEW YORK  )
COUNTY OF MONROE   )  SS:
CITY OF ROCHESTER  )

     On this 20th day of August, 1973, before me personally came Joseph P. King, to me known, who, being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.


                                         /s/Louis P. Agosto
                                         ---------------------------------------
                                         Louis P. Agosto
                                         NOTARY PUBLIC, State of N.Y. Monroe
                                         County
                                         My Commission Expires March 30, 1975

STATE OF NEW YORK  )
COUNTY OF MONROE   )  SS:
CITY OF ROCHESTER  )

     On this 15th day of August, 1973, before me personally came D. P. Berens to me known, who, being by me duly sworn, did depose and say: That he resides in Fairport, New York; that he is the President of HICKORY FARM SALES CORPORATION, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                         /s/ Julia H. Varlan
                                         ---------------------------------------
                                         Julia H. Varlan            4509157

                                         Notary Public State of N.Y.
                                         Livingston Co.
                                         My Commission expires 3/30/75
                                         Certificate Filed Monroe Co.

                              ADDENDUM TO LEASE
                              -----------------


        AGREEMENT made this 24th day of July, 1974, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its offices and principal place of business at 900 Jefferson Road, in the Town of Henrietta, Monroe County, New York, hereinafter called "Landlord", and HICKORY FARMS SALES CORPORATION, a corporation duly licensed and authorized to do business at 900 Jefferson Road, Rochester, New York 14623, hereinafter called "Tenant",

        WITNESSETH THAT:

        WHEREAS, Landlord and Anderson-Berens, Ltd. entered into a Lease dated September 11, 1968, relating to certain real property in the Town of Henrietta, County of Monroe, New York, for the lease of certain premises described therein; and

        WHEREAS, Landlord and Andersen-Berens, Ltd. entered into an Addendum to Lease dated October 12, 1970 adding further real property to property previously leased, and to provide for additional rent; and

        WHEREAS, by Letter Agreement executed by Landlord on June 16, 1972, Landlord consented to the assignment of the Lease dated September 11, 1968, and the Addendum to Lease dated October 12, 1970, which are hereby incorporated by reference with the same force and effect as if fully set forth herein, covering premises therein described; and

        WHEREAS, Landlord and Hickory Farm Sales Corporation, assignee of the Lease, entered into an Addendum to Lease dated June 28, 1973, adding further real property to the property previously leased, providing for additional rent and improvements, and extending the term of the original Lease and the first Addendum to Lease to terminate on March 31, 1978, the same date as provided in the Addendum dated June 28, 1973, which is hereby incorporated by reference; and

        WHEREAS, Landlord and Hickory Farm Sales Corporation, assignee of the Lease, entered into an Addendum to Lease dated August 15, 1973, providing for a renewal option permitting Tenant to extend the term of the original Lease, the Addendum to Lease of October 12, 1970, and the Addendum to Lease of June 28, 1973, for an additional five (5) year period; and

        WHEREAS, the parties hereto desire to improve and add further real property to the property presently leased and provide for additional rent on account thereof, namely an area of 4500 sq. ft.; and

        WHEREAS, the parties hereto desire that Tenant shall have the right to exercise the option to extend the term of the Lease and Addenda thereto set out in the Addendum of August 15, 1973, upon the further real property to be added to the real property previously leased; and

        WHEREAS, said Lease dated September 11, 1968 and Addenda dated October 12, 1970, June 28, 1973 and August 15, 1973, and the Letter Agreement executed by Landlord on June 16, 1972, constitute a valid, binding and subsisting agreement between the parties hereto.

        NOW, THEREFORE, the parties hereto in consideration of the premises and the covenants and agreements hereinafter set forth do hereby agree as follows:

        1. Landlord does hereby demise and let unto Tenant and Tenant does hereby lease from Landlord, for the term and upon the terms and conditions hereinafter set forth in this Addendum, the premises situate in the Town of Henrietta, Monroe County, New York, more particularly described in "Schedule A" annexed hereto and made a part hereof, together with the easements, rights and appurtenances in connection therewith or thereunto belonging, to have and to hold the same for a term of 45 months, commencing on the 1st day or July, 1974 and ending on the 31st day of March, 1978, unless sooner terminated as hereinafter provided.

        2. The Tenant covenants and agrees to pay additional rent for the said premises at the rate of $8,335.00 per annum, to be added to the present rent of $16,477.80 per annum, for a total of $24,812.80 per annum.

However, the additional monthly rental for the said additional premises shall be reduced by the total cost of the proposed and approved improvements in the additional space in the amount of $18,600.00, divided by the 45 month term remaining in the Lease, resulting in a reduction from $694.58 to $281.25 per month. The monthly rental for the existing space, when reduced by the cost of improvements divided by the remaining term of the Lease is $800.00. Therefore, equal monthly installments of $1,081.25 will commence on July 1, 1974, and thereafter on the first day of each month during the term of the Lease. Said rental to be paid at 900 Jefferson Road, Henrietta, New York, or to such other place as shall be designated by Landlord in writing at least 10 days prior to the next ensuing rent payment. All improvements shall become the property of the Landlord immediately upon installation and may not be removed at the end of the term or upon termination of this Lease for any reason whatsoever.

        3. Landlord and Tenant agree that this Addendum to Lease shall be subject to and included in the Addendum to Lease of August 15, 1973, and Tenant shall have the right to exercise, upon the property leased pursuant to this Addendum, the option to lease for one additional five year period upon the terms and conditions therein and herein set forth, except that the rental payable shall be $24,812.80 per year, payable pursuant to the terms of the Addendum to Lease of August 15, 1973.

        4. The premises are to be used and occupied by the Tenant as a warehouse for its Hickory Farms franchise operations.

        5. The tenant is to obtain special approval from Landlord in advance for any electrical or heating installations for the additional 4500 sq. ft.

        6. Said premises shall be held pursuant to and subject to all the terms, conditions and provisions of said Lease between the parties hereto relating to premises adjoining the premises hereby demised, namely, a certain Lease dated September 11, 1968 and Addenda to Lease dated October 12, 1970, June 28, 1973 and August 15, 1973 as though the same were incorporated herein, to all of which terms, conditions and provisions the parties hereto agree and which they will perform to the extent required to be performed by them as in said Lease and Addenda to Lease set forth, except as modified herein, so that the premises hereby demised shall be held and treated as though the same were demised as a part of the premises demised by said Lease dated September 11, 1968 and Addenda to Lease dated October 12, 1970, June 28, 1973, August 15, 1973, commencing the 1st day of July, 1974, at an additional annual rental for said premises of $8,335.00 per annum to be added to the present rental of $16,477.80, for a total rental of $24,812.80 per annum, calculated as aforesaid.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and year first above written.

                                GENESEE VALLEY REGIONAL MARKET AUTHORITY

                                By /s/ Joseph C. King
                                  ----------------------------------------------
                                           Administrator

                                HICKORY FARMS SALES CORPORATION

                                By /s/ Donald P. Berens
                                  ----------------------------------------------

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

        On this 5th day of August, 1974, before me personally came Joseph P. King, to me known, who, being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                /s/ Louis P. Agosto
                                ------------------------------------------------
                                LOUIS P. AGOSTO
                                NOTARY PUBLIC, State of N.Y., Monroe County
                                My Commission Expires March 30, 1975

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

        On this 24th day of July, 1974, before me personally came Donald P. Berens to me known, who, being by me duly sworn, did depose and say: That he resides in Fairport, N.Y.; that he is the President of Hickory Farms Sales Corporation, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                /s/ CARL W. THORMAN
                                ------------------------------------------------
                                CARL W. THORMAN
                                Notary Public in the State of New York
                                MONROE COUNTY, N.Y.
                                My Commission Expires March 30, 1975

                               ADDENDUM TO LEASE
                               -----------------


        AGREEMENT made this 21st day of July, 1975, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State of New York, with its offices and principal place of business at 900 Jefferson Road, in the Town of Henrietta, Monroe County, New York, hereinafter called "Landlord", and HICKORY FARMS SALES CORPORATION, a corporation duly licensed and authorized to do business at 900 Jefferson Road, Rochester, New York 14623, hereinafter called "Tenant",

        WITNESSETH THAT:

        WHEREAS, Landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968, relating to certain real property in the Town of Henrietta, County of Monroe, New York, for the lease of certain premises described therein; and

        WHEREAS, Landlord and Anderson-Berens, Ltd. entered into an Addendum to Lease date October 12, 1970 adding further real property previously leased, and to provide for additional rent; and

        WHEREAS, by Letter Agreement executed by Landlord on June 16, 1972, Landlord consented to the assignment of the lease dated September 11, 1968, and the Addendum to Lease dated October 12, 1970, which are hereby incorporated by reference with the same force and effect as if fully set forth herein, covering premises therein described; and

        WHEREAS, Landlord and Hickory Farm Sales Corporation, assignee of the lease, entered into an Addendum to Lease dated June 28, 1973, adding further real property to the property previously leased, providing for additional rent and improvements, and extending the term of the original lease and the first Addendum to Lease to terminate on March 31, 1978, the same date as provided in the Addendum dated June 28, 1973, which is hereby incorporated by reference; and

        WHEREAS, Landlord and Hickory Farm Sales Corporation, assignee of the lease, entered into an Addendum to Lease dated August 15, 1973, providing for a renewal option permitting Tenant to extend the term of the original lease, the Addendum to Lease of October 12, 1970, and the Addendum to Lease of June 28, 1973, for an additional five (5) year period; and

        WHEREAS, Landlord and Hickory Farm Sales Corporation entered into an Addendum to Lease dated July 24, 1974, adding further real property to the property previously leased, providing for additional rent and improvements, and providing for a renewal option permitting Tenant to extend the term of the lease and Addenda thereto set out in the Addendum to Lease dated August 15, 1973, upon the further real property to be added to the real property previously leased; and

        WHEREAS, the parties hereto desire to improve and add further real property to the property presently leased and provide for additional rent on account thereof, namely, the remaining portion of Farmer Shed No. 4, an area of 3285 sq.ft.; and

        WHEREAS, the parties hereto desire that Tenant shall have the right to exercise the option to extend the term of the lease and Addenda thereto set out in the Addendum of August 15, 1973, upon the further real property to be added to the real property previously leased; and

        WHEREAS, said lease dated September 11, 1968, and Addenda dated
October 12, 1970, June 28, 1973, August 15, 1973, July 24, 1974, and the Letter Agreement executed by Landlord on June 16, 1972, constitute a valid, binding and subsisting agreement between the parties hereto.

        NOW, THEREFORE, the parties hereto in consideration of the premises and the covenants and agreements hereinafter set forth do hereby agree as follows:

        1. Landlord does hereby demise and let unto Tenant and Tenant does hereby lease from Landlord, for the term and upon the terms and conditions hereinafter set forth in this Addendum, the premises situate in the Town of Henrietta, Monroe County, New York, more particularly described in "Schedule A" annexed hereto and made a part hereof, together with the easements, rights and appurtenances in connection therewith or thereunto belonging, to have and to hold the same for a term of 32 months, commencing on the 1st day of August, 1975 and ending on the 31st day of March, 1978, unless sooner terminated as hereinafter provided.

        2. The Tenant covenants and agrees to pay additional rent for the said premises at the rate of $6,396.00 per annum, to be added to the present rent of $24,812.80 per annum, for a total of $31,208.80 per annum. However, the additional monthly rental for the said additional premises shall be reduced by the total cost of the proposed and approved improvements in the additional space in the amount of $10,484.00, divided by the 32 month term remaining in the lease, resulting in a reduction from $533.00 to $205.00 per month. The monthly rental for the existing space, when reduced by the cost of improvements divided by the remaining term of the lease is $1,081.25. Therefore, equal monthly installments of $1,286.25 will commence on August 1, 1975, and thereafter on the first day of each month during the term of the lease. Said rental to be paid at 900 Jefferson Road, Henrietta, New York, or to such other place as shall be designated by Landlord in writing at least 10 days prior to the next ensuing rent payment. All improvements shall become the property of the Landlord immediately upon installation and may not be removed at the end of the term or upon termination of this lease for any reason whatsoever.

        3. Landlord and Tenant agree that this Addendum to Lease shall be subject to and included in the Addendum to

Lease of August 15, 1973, and Tenant shall have the right to exercise, upon the property leased pursuant to this Addendum, the option to lease for one additional five year period upon the terms and conditions therein and herein set forth, except that the rental payable shall be $31,208.80 per year, payable pursuant to the terms of the Addendum to Lease of August 15, 1973.

        4. The premises are to be used and occupied by the Tenant as a warehouse for its Hickory Farms franchise operations.

        5. The Tenant is to obtain special approval from Landlord in advance for any electrical or heating installations for the additional 3285 sq. ft.

        6. Said premises shall be held pursuant to and subject to all the terms, conditions and provisions of said lease between the parties hereto relating to premises adjoining the premises hereby demised, namely, a certain lease dated September 11, 1968, and Addenda to Lease dated October 12, 1970, June 28, 1973, August 15, 1973 and July 24, 1974 as though the same were incorporated herein, to all of which terms, conditions and provisions the parties hereto agree and which they will perform to the extent required to be performed by them as in said lease and Addenda to Lease set forth, except as modified herein, so that the premises hereby demised shall be held and treated as though the same were demised as a part of the premises demised by said lease dated September 11, 1968 and Addenda to Lease dated October 12, 1970, June 28, 1973, August 15, 1973 and July 24, 1974, commencing the 1st day of August, 1975, at an additional annual rental for said premises of $6,396.00 per annum to be added to the present rental of $24,812.80, for a total rental of $31,208.80 per annum, calculated as aforesaid.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and year first above written.

                                         GENESEE VALLEY REGINAL MARKET AUTHORITY

                                         By   /s/ Joseph P. King
                                              --------------------------------
                                                   Administrator

                                         HICKORY FARMS SALES CORPORATION

                                         BY   /s/ Donald P. Berens, Pres.
                                              --------------------------------

STATE OF NEW YORK  )
COUNTY OF MONROE   ) SS:

        On this 21st day of July, 1975, before me personally came Joseph P. King, to me known, who, being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                       /s/ Louis P. Agosto
                                       -----------------------------------------


STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

        On this 19th day of July, 1975, before me personally came D.P. Berens to me known, who, being by me duly sworn, did depose and say: That he resides in 22 Countryside Rd. Fairport NY that he is the President of HICKORY FARMS SALES CORPORATION, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                       /s/Julia H. Varlan
                                       -----------------------------------------
                                       JULIA H. VARLAN, 4507157
                                       NOTARY PUBLIC, State of N.Y.
                                       Livingston Co.
                                       My Commission Expires March 30, 1977
                                       Certificate filed in Monroe County

                               ADDENDUM TO LEASE
                               -----------------


           AGREEMENT made this 20th day of May 1977, between GENESEE VALLEY

REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation, authorized and created by Title 4 of Article 4 of the Public Authorities Law of the State

of New York, with its offices and principal place of business at 900 Jefferson

Road, in the Town of Henrietta, Monroe County, New York, hereinafter called

"Landlord", and HICKORY FARMS SALES CORPORATION, a domestic corporation duly licensed and authorized to do business with offices and its principal place of business at 900 Jefferson Road, Rochester, New York 14623, hereinafter called

"Tenant";

           WITNESSETH THAT:

           WHEREAS, Landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968, relating to certain real property in the Town of

Henrietta, County of Monroe, New York, for the lease of certain premises described therein, which lease was assigned, with the consent of the Landlord,

to the Tenant, and modified by Addenda dated October 12, 1970; June 16, 1972;

June 28, 1973; August 15, 1973; July 24, 1974; and July 21, 1975, which lease, assignment and addenda are all incorporated herein by reference and referred to hereinafter as the Lease; and

           WHEREAS, the Landlord and Tenant desire to add further real property to the property presently leased, to provide for the improvement of said real property by Tenant, such improvements to be the property of Landlord, and provide for additional rent and otherwise modify the terms of the Lease;

           NOW, THEREFORE, the parties hereto in consideration of the premises and the covenants and agreements hereinafter set forth do hereby agree as follows:

           1.  Landlord does hereby demise and let unto Tenant and Tenant does hereby lease from Landlord, upon the terms and conditions hereinafter set forth in this Addendum and in the Lease incorporated herein, as modified by this Addendum, the premises situate in the Town of Henrietta, Monroe County,

New York, more
particularly described in "Schedule A" annexed hereto and made a part hereof,

hereinafter sometimes referred to as "the addition to Shed 4", together with the easements, rights and appurtenances in connection therewith or thereunto belonging, to have and to hold the same for a term of 129 months, commencing on the 1st day of July, 1977 and ending on the 31st day of March, 1988, unless sooner terminated as hereinafter provided.

           2.  Landlord shall erect upon said premises described in "Schedule

A" a structure having floorspace of between 16,000 square feet and 18,000 square feet, at an approximate cost of $154,155.  All improvements are the property of Landlord immediately upon installation or erection on the premises and may not be removed at the end of the term or upon termination of the

Lease for any reason whatsoever.  Annexed to this Addendum to Lease as

"Schedule C" and made a part hereof is a copy of the construction contract

(with the exception of the plans and drawings referred to therein at Article

6, #3, which have already been approved by Tenant) for the construction of the aforesaid structure.  Tenant hereby approves the form and content of said

Contract.  It is the intention of the Landlord and Tenant that the structure to be erected shall be erected at Tenant's sole cost and expense.  Tenant agrees that it shall pay Landlord, upon Landlord's demand, such sums as may be demanded of Landlord by Contractor, Joseph Martini, Inc., and acknowledged as owed by Landlord to Contractor.  Payments to Contractor shall be made as set forth in the Contract, and Tenant shall pay said sums to Landlord as requested by Landlord.  Such sums shall be owed as Rental hereunder for premises described on both "Schedules A and B", and in the event of non-

payment by Tenant, Landlord shall have such rights and remedies as it has in the event of non-payment of rent.

           3.  The Tenant covenants and agrees to pay rent for the said premises described on "Schedule A" at the rate of $16,740.00 per annum.

However, the additional monthly rental for the said additional premises shall be reduced by the total cost of the proposed and approved improvements in the addition to Shed 4 in the amount of $14,340.00, divided by the 129 month term set out in this Addendum, resulting in a reduction from $1395.00 to $200.00 per month.  Therefore, equal monthly rental installments for the premises described on "Schedule A" of $200.00 will commence on July 1,

1977, and thereafter on the first day of each month during the term of the

Lease.  Said rental to be paid at 900 Jefferson Road, Henrietta, New York, or to such other place as shall be designated by Landlord in writing at least 10 days prior to the next ensuing rent payment.

           4.  Tenant, by execution of this Addendum, exercises its option to renew the term of the Lease of the Premises described in "Schedule B"

annexed hereto, sometimes referred to as "Shed 4," upon the terms set forth in the Lease through March 31, 1983.  In addition, Tenant and Landlord hereby extend the term of the Lease through March 31, 1988, to coincide with the term of this Addendum and Lease of the premises described on "Schedule A,"

with annual rental for said five year period to be increased by an amount related to the increase in the Department of Labor Cost of Living Index for the United States as a whole from the commencement of the prior five year option period (April 1, 1978) to the end of said period (March 31, 1983).  The amount of increase in the annual rental shall be computed as follows, but shall in no event exceed twenty percent (20%) of the annual rental paid during any one year of the prior five (5) year option period:

Annual Rental During      Cost of Living Index at March 31, 1983
5 Year Option Period   x  Minus Cost of Living Index at April 1, 1978
                          -------------------------------------------
                          Cost of Living Index at April 1, 1978

Rental paid pursuant to the provisions of this Paragraph is to be paid in addition to the rental set out in Paragraph 3 hereof for the premises described on "Schedule A," and shall be paid in equal monthly installments in the manner set forth in the Lease.

           5.  Tenant shall have the option to extend the Lease of the premises described on "Schedules A and B" upon the terms of the Lease and this Addendum,

from April 1, 1988 through March 31, 1993.  During said renewal period annual rental for the premises described on "Schedule A" shall be $16,740.00, with the addition of an adjustment, not to exceed twenty percent (20%) of

$16,740.00, the aforesaid annual rental figure, based on the increase in the Bureau of Labor Statistics Cost of Living Index between April 1, 1977 and March 31, 1988, and annual rental for the premises described on "Schedule

B" shall be the annual rental for the prior five (5) year option period,

adjusted by an amount, not to exceed twenty percent (20%) of the annual rental reserved for any one year of the prior five year option period, based on the increase in the Bureau of Labor Statistics Cost of Living Index between

April 1, 1983 and March 31, 1988.  Both increases shall be calculated using the formula set forth in Paragraph 4 hereof, with relevant dates and base rental amounts substituted as proper.  In the event this option is exercised, rental shall be payable in equal monthly installments in the manner set forth in the

Lease.

           6.  The premises described on "Schedule A" are to be used and occupied by Tenant as a warehouse for its Hickory Farms franchise operations,

or for a similar business dealing in identical items.

           7.  Tenant and Landlord agree that during the term of the Lease and any extensions, Tenant will need expanded parking area during September,

October, November and December of each calendar year.  During the aforesaid months, Landlord agrees to make fifty (50) parking spaces available in its parking lot and Tenant agrees to pay at the commencement of any such month the sum of $300.00.  Tenant agrees that it shall occupy such space and make such payments during at least the aforesaid 4 months of each calendar year during the term or extensions.

           8.  Said premises described on "Schedules A and B" shall be held pursuant to and subject to all the terms, conditions and provisions of the

Lease as though the same were incorporated herein, to all of which terms,

conditions and provisions the parties hereto agree and which they will perform to the extent required to be performed by them as the Lease set forth, except as modified herein, so that the premises hereby demised shall be held and treated as though the same were demised as a part of the premises demised by the Lease with commencement date and rental as set forth herein.

           9.  Landlord shall pay insurance premiums for fire and extended risk, vandalism and malicious mischief insurance coverage for the period

July 1, 1977 to June 30, 1978, and said insurance shall cover premises described on "Schedule A".  The insurance premium so paid shall be considered the base amount payable by Landlord.  Tenant agrees to pay any increase in insurance premium attributable to the premises described on "Schedule A", and improvements thereon, over the base amount during any other year of the term in which such an increase might occur.  Said amount payable by Tenant shall be deemed to be rental, and shall be payable upon demand.  For the purposes of this provision, since Landlord's insurance policy may insure areas in excess of premises described on "Schedule A", Landlord and Tenant shall accept such attribution of premium expense as may be made by any agent of Landlord's insurer.

           IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and first above written.


                                  GENESEE VALLEY REGIONAL MARKET
                                  AUTHORITY

                                  By /s/ Joseph King P.
                                    ---------------------
                                       Administrator


                                   HICKORY FARMS SALES CORPORATION

                                   By /s/ Donald P. Berens, Pres.
                                     -----------------------------

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

        On this 20th day of May 1977, before me personally came Joseph P. King, to me known, who, being by me duly sworn, did depose and say: That he resides in Pittsford, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                             /s/ Louis P. Agosto
                                                          ----------------------

                                                Louis P. Agosto
                                     NOTARY PUBLIC, State of N.Y., Monroe County
                                     My Commission Expires March 30, 1979

STATE OF NEW YORK )
COUNTY OF MONROE  ) SS:

        On this 20th day of May 1977, before me personally came Donald P. Berens to me known, who, being by me duly sworn, did depose and say: That he resides in Fairport N.Y. that he is the President of HICKORY FARMS SALES CORPORATION, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                             /s/ Louis P. Agosto
                                                          ----------------------

                                                Louis P. Agosto
                                     NOTARY PUBLIC, State of N.Y., Monroe County
                                     My Commission Expires March 30, 1979

                       [PLOT PLAN GRAPHIC APPEARS HERE]


                                     [ART]

                               ADDENDUM TO LEASE
                               -----------------

     AGREEMENT, made this 3rd day of December, 1984, between GENESEE VALLEY REGIONAL MARKET AUTHORITY, a non-profit public benefit corporation authorized and created by Title IV of Article IV of the Public Authority Law of the State of New York with its offices and principal place of business at 900 Jefferson Road, Town of Henrietta, County of Monroe and State of New York, hereinafter called "Landlord" and GENERAL HOST CORPORATION, doing business as Hickory Farms of Ohio and successor, by merger, to Hickory Farms Sales Corporation, a domestic corporation duly authorized to do business with offices at 900 Jefferson Road, Rochester, New York, hereinafter called "Tenant".


                                  WITNESSETH:

        WHEREAS, Landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968, relating to certain real property in the Town of Henrietta, County of Monroe and State of New York for the lease of certain premises described therein which lease was assigned by the consent of the Landlord to the Tenant and modified by addenda dated October 12, 1970, June 16, 1972, June
28, 1973, August 15, 1973, July 24, 1974, July 21, 1975 and May 20, 1977, which lease assignment and addenda are still incorporated herein by reference and referred to hereinafter as the "Lease", and

        WHEREAS, the Landlord and Tenant desire to further modify the Lease by granting to the Tenant an additional option to renew the Lease for a five (5) year period beginning April 1, 1993, and expiring on the 31st day of March, 1998.

        NOW, THEREFORE, the parties hereto in consideration of the premises and covenants and agreements hereinafter set forth do hereby agree as follows:

     1. Provided this Lease is in full force and effect on April 1, 1993, Landlord hereby grants to Tenant an additional five (5) year option to renew the Lease for the term beginning April 1, 1993, and expiring on March 31, 1998. During said renewal term, the annual rental shall be that sum reserved and paid during the prior (5) year period with the addition of an adjustment based on the formula:

                                               Cost of Living Index at March 31,
                                               1993 - Cost of Living Index at
Annual rental reserved during the              April 1, 1988
five (5) year option period                    ---------------------------------
                                      x        Cost of Living Index at April 1,
                                               1988

In no event, however, shall the rental to be paid during this five (5) year option period exceed One Hundred Twenty percent (120%) of the annual rental paid in the prior five (5) year option period.

     2. All the terms, covenants and conditions of the Lease as above described shall remain in full force and effect except as modified herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and year first above written.

                                          GENESEE VALLEY REGIONAL
                                          MARKET AUTHORITY


                                          By: /s/ William J. Mulligan
                                             -----------------------------------
                                             William J. Mulligan
                                             Administrator

                                          GENERAL HOST CORPORATION


                                          By: /s/ E. H. Hoornstra
                                             -----------------------------------
                                             E. H. Hoornstra
                                             Vice Chairman

STATE OF NEW YORK:
                 :  SS
COUNTY OF MONROE :

     On this 3rd day of December, 1984, before me personally came William J. Mulligan, to me known, who, by me duly sworn, did depose and say: That he resides in Rochester, New York, that he is the Administrator of the Genesee Valley Regional Market Authority, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                       /s/ Shirley J. Lloyd
                                       -----------------------------------------
                                             Notary Public
                                               SHIRLEY J. LLOYD, Notary Public
                                               State of New York, Monroe County
                                               Commission Expires March 30, 1986

STATE OF FLORIDA           :
                           :  SS
COUNTY OF HILLSBOROUGH     :

     On this 5th day of November, 1984, before me personally came E. H. Hoornstra, to me known who, by me duly sworn, did depose and say: That he resides in Clearwater, Florida, that he is the Vice Chairman of General Host Corporation, the corporation mentioned in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                       /s/ Mary Beth Miller
                                       -----------------------------------------
                                             Notary Public

                                       Notary Public, State of Florida At Large
                                       My Commission Expires Nov. 21, 1986
                                       Provided By SAILCO Insurance Company of
                                       America

                      ASSIGNMENT AND ASSUMPTION OF LEASE

        THIS ASSIGNMENT made the 3rd day of April, 1992, by and between Hickory Farms, Inc., a Delaware corporation, with offices at 1505 Holland Road, Maumee, Ohio ("Assignor") and Educational Modules, Inc., ("Assignee") a New York corporation, with an office at 1665 Buffalo Road, Rochester, New York.

                                  WITNESSETH:

        FOR VALUABLE CONSIDERATION, Assignor hereby assigns to Assignee all of its right, title and interest in and to that certain lease, affecting all or any part of the real property described therein, together with all amendments, riders and exhibits thereto and guaranties, if any, thereof, as set forth on Schedule A attached hereto and made a part hereof ("Lease").

        TO HAVE AND TO HOLD the same unto said Assignee, its successors and permitted assigns from April 15, 1992 for the remainder of the term thereof subject to the terms, covenants, conditions, rents and provisions therein contained.

        Assignee hereby accepts the foregoing assignment of the Lease and agrees to assume and perform all of the obligations of Assignor arising thereunder from and after the date hereof.

        Assignor hereby agrees to indemnify and hold Assignee harmless from any and all claims, costs or expenses arising under the Lease, or with respect to the Lease, prior to the date hereof, including, without limitation, reasonable legal fees relative thereto.

     Assignee hereby agrees to indemnify and hold harmless Assignor from any and all claims, costs or expenses arising under the Lease, or with respect to the Lease, from and after the date hereof, including, without limitation, reasonable legal fees relative thereto.

     IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment and Assumption of Lease on the date first above written.

HICKORY FARMS, INC.                     EDUCATIONAL MODULES, INC.



By:/s/ James E. Edwards                By: /s/ J. Froehler
   ----------------------------------      -------------------------------------

its Vice President, Leasing            its  President
   ----------------------------------      -------------------------------------

                                  SCHEDULE A

     Lease by and between Genesee Valley Regional Market Authority and Anderson-Berens Ltd. dated September 11, 1968, as assigned to Hickory Farms Sales Corporation, now Hickory Farms, Inc., (succeeded by merger by General
Host Corporation) and modified by addenda dated October 12, 1970, June 16, 1972, June 28, 1973, August 13, 1973, July 24, 1974, July 21, 1975, May 20, 1977, and
December 3, 1984.

                               ADDENDUM TO LEASE


     Provided this Lease is in full force and effect on April 1, 1993, Landlord hereby grants to Tenant an additional five (5) year option to renew the Lease for the term beginning April 1, 1998 ("Term Commencement Date"), and expiring on March 31, 2003. During said renewal term, the annual rental ("Annual Rent") shall be that sum reserved and paid during the prior five (5) year period ("Base Rent"), together with the consumer price index adjustment as set forth below:

                      I. CONSUMER PRICE INDEX ADJUSTMENT
                         -------------------------------

     (a)  Definitions:  For purposes of calculating cost of living adjustments,
          -----------
the following definitions shall apply:

          (i) "Price Index" shall mean the "Consumer Price Index for all Urban Consumers", Philadelphia-Wilmington-Trenton, PA-DE-NJ-MD, All items (1967 = 100), published by the Bureau of Labor Statistics of the United States Department of Labor.

          (ii) "Price Index One" shall mean the monthly Price Index for March, 1993.

          (iii) "Price Index Two" shall mean the monthly Price Index for April, 1980.

          (iv) "Price Index Three" shall mean the monthly Price Index for April, 1988.

     (b)  Adjustment of Rent.  Effective as of the Term Commencement Date, there
          ------------------
shall be a cost of living adjustment of the rentals payable under the Lease. The adjustment shall be based on a percentage being equal to a fraction, the numerator of which is the difference between Price Index One and Price Index Two, and the denominator of which is Price Index Three and as set forth in the following formula:

                       Price Index One - Price Index Two
                       ---------------------------------
                               Price Index Three

The annual Base Rent to be paid in monthly installments commencing on the Term Commencement Date, shall be multiplied by the percentage arrived at by the above formula, and the resulting sum shall be added to such fixed annual Base Rent effective as of the Term Commencement Date, said adjusted annual Base Rent shall thereafter be payable hereunder in equal monthly installments (or adjusted for fractional months as provided above) as provided in the Lease.

     The following illustrates the intentions of the parties hereto as to the computation of the forementioned cost of living adjustment in the annual Base Rent payable hereunder: Assuming that said fixed annual Base Rent is $10,000.00, that Price Index One is 120, that Price Index Two is 110, and that Price Index Three is 115, then the percentage increase thus affected, i.e., 8.695% (120-110), would be multiplied by $10,000.00 and said fixed annual
        -------
          115
Base Rent would be increased by $869.50 effective as of the Term Commencement Date.

     (c)  Changes in Price Index.  In the event that a substantial change is
          ----------------------
made in the method by which the Price Index is determined, then for purposes of this Section, the Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of determining the Price Index. In the event that the Price Index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used in lieu of the Price Index. Provided hereto that the parties hereby stipulate and agree that the Price Index (1967-100) shall be used in calculating all percentages under this paragraph.

     In no event, however, shall the Annual Rent to be paid during this five (5) year option period (i) exceed One Hundred Twenty percent (120%) of the Base Rent, or (ii) be less than the Base Rent.

     2. All the term, covenants and conditions of the Lease as above described shall remain in full force and effect except as modified herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and year first above written.

                                      GENESEE VALLEY REGIONAL
                                      MARKET AUTHORITY

                                      By: /s/ William J. Mulligan, Jr.
                                         ---------------------------------------
                                         William J. Mulligan, Jr.
                                         Administrator

                                      EDUCATIONAL MODULES, INC.

                                      By: /s/J. Froehler
                                         ---------------------------------------
                                         President

                              WAREHOUSE & OFFICE
                              ------------------

Tenant  Anderson-Berens, Ltd.               Landlord  Genesee Valley Regional
------                                      --------  --------------------------
                                                                Market Authority
Assignment  only with consent                         900 Jefferson Rd.
----------                                            --------------------------

Term  8 years, 2 mo.                                  Rochester, NY  14623
----                                                  --------------------------

   Begins      11-1-68
   ------  -----------------------                    --------------------------

     Ends      12-31-76                     Rent Checks To - Above
     ----  -----------------------          --------------   -------------------


                                                      --------------------------

Renewal   5 yrs
-------                                               --------------------------

Rent  $6000.00 year, $500.00 mo.            Size  45 x 103, 4635 sq. ft.  4635
----                                        ----  ------------------------------
                                                  plus 30 x 45 addition   1350
Percentage  None                                      100 x 45            4500
----------                                            100 x 45            4500
                                                                        ------
Common Area  None                                                       14,985
-----------                                    1975 71'8" x 45           3,225
                                                                        ------
Merchants' Assoc.  None                                                 18,210
-----------------

Taxes  Tenant
-----

Statements  None
----------


Overages    None
--------


HVAC  Tenant
----


Utilities  Tenant
---------

Exclusive  None
---------

Non-Compete    None
-------------

Insurance  500/liability
---------

Construction Allowance  None
----------------------

Corporate Ownership -- no restriction
-------------------

Guarenteed By  None
-------------

                                                               2/14/77

                              900 JEFFERSON ROAD
                               ROCHESTER, N. Y.
                             --------------------


                              Thru                                    4/1/88-
                             3/31/78       4/1/78       4/1/83        3/31/93
                             -------       ------       ------        -------
Office & original  )
Addition #1        )
Addition #2        )
Addition #3        )
Addition #4        )      ?$15,435.00    $31,208.00   $37,449.60     $44,939.52
                            16,342.20


1977 Addition                2,400.00)     2,400.00)    2,400.00)    24,697.20
                             1,200.00)     1,200.00)    1,200.00)


                10TH ADDENDUM TO LEASE DATED SEPTEMBER 11, 1968
                -----------------------------------------------

     AGREEMENT, made this 1st day of October, 1993, by and between the GENESEE VALLEY REGIONAL MARKET AUTHORITY, a public benefit corporation created and existing under and by virtue of Title IV of Article IV of the Public Authorities Law of the State of New York with its offices and principal place of business at 900 Jefferson Road, Town of Henrietta, County of Monroe, State of New York, hereinafter "Landlord" and WORLD OF SCIENCE, INC. (formerly Educational Modules, Inc.) a New York Corporation with its office and principal place of business at 900 Jefferson Road, Rochester, New York, hereinafter "Tenant".


                             W I T N E S S E T H:


     WHEREAS, Landlord and Anderson-Berens, Ltd. entered into a lease dated September 11, 1968 for the lease of certain real property in the Town of Henrietta, County of Monroe and State of New York more fully described in said lease, which lease was there after assigned to Hickory Farms Inc., formerly Hickory Farms Sales Corporation, and which was succeeded by merger by the General Host Corporation, which assignment was dated December 3, 1984 and further assigned to Educational Modules, Inc., now World of Science, Inc., by assignment and assumption dated April 3, 1992, and

     WHEREAS, the original lease was modified by addenda dated October 12, 1970, June 16, 1972, June 28, 1973, August 13, 1973, July 24, 1974, July 21, 1975,
May 20, 1977, December 3, 1984 and

April 3, 1992, and

        WHEREAS, the tenant has exercised a renewal option so as to extend this lease until March 31, 1998, and

        WHEREAS, the tenant has an additional option to renew for the period beginning April 1, 1998 and ending March 31, 2003, and

        WHEREAS, the Landlord and Tenant desire to further modify the Lease by granting to the Tenant additional options to renew the Lease for two five (5) year periods beginning April 1, 2003, which would expire on March 31, 2008, and April 1, 2008, expiring on March 31, 2013.

        NOW, THEREFORE, the parties hereto in consideration of the covenants and agreements hereinafter set forth do hereby agree as follows:

        1. Provided this Lease is in full force and effect on April 1, 2003, the Landlord hereby grants to Tenant two additional five (5) year options to renew the Lease: the first for a term beginning April 1, 2003 ("Term Commencement Date") and expiring on March 31, 2008 and the second term beginning April 1, 2008 ("Term Commencement Date") and expiring on March 31, 2013. During each renewal term the annual rental ("Annual Rental") shall be that sum reserved and paid during the prior five (5) year period ("Base Rent"), together with the consumer price index adjustment as set forth below:

                I.      CONSUMER PRICE INDEX ADJUSTMENT
                        -------------------------------

        (a)  Definitions: For purposes of calculating cost of living
             -----------
adjustments, following definitions shall apply:

              (i) "Price Index" shall mean the "Consumer Price Index for all Urban Consumers", Philadelphia-Wilmington-Trenton, PA-DE-NJ-MD, All items (1967
- 100), published by the Bureau of Labor Statistics of the United States Department of Labor.

              (ii) "Price Index One" shall mean the monthly Price Index for March, 1993.

              (iii) "Price Index Two" shall mean the monthly Price Index for April, 1980.

              (iv) "Price Index Three" shall mean the monthly Price Index for April, 1988.

         (b)  Adjustment of Rent. Effective as of the Term Commencement Date,
              ------------------
there shall be a cost of living adjustment of the rentals payable under the Lease. The adjustment shall be based on a percentage being equal to a fraction, the numerator of which is the difference between Price Index One and Price Index Two, and the denominator of which is Price Index Three and as set forth in the following formula:

                       Price Index One - Price Index Two
                       ---------------------------------
                               Price Index Three

The annual Base Rent to be paid in monthly installments commencing on the Term Commencement Date, shall be multiplied by the percentage arrived at by the above formula, and the resulting sum shall be added to such fixed annual Base Rent effective as of the Term Commencement Date, said adjusted annual Base Rent shall thereafter by payable hereunder in equal monthly installments (or adjusted for fractional months as provided above) as provided in the Lease.

     The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual Base Rent payable hereunder: Assuming that said fixed annual Base Rent is $10,000.00, that Price Index One is 120, that Price Index Two is 110, and that Price Index Three is 115, then the percentage increase thus affected, i.e., 8.695% (120-110), would be multiplied by $10,000.00 and said fixed annual Base
        -------
          115
Rent would be increased by $869.50 effective as of the Term Commencement Date.

     (c)  Changes in Price Index.  In the event that a substantial change is
          ----------------------
made in the method by which the Price Index is determined, then for purposes of this Section, the Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of determining the Price Index. In the event that the Price Index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used in lieu of the Price Index. Provided hereto that the parties hereby stipulate and agree that the Price Index (1967-100) shall be used in calculating all percentages under this paragraph.

     In no event, however, shall the Annual Rent to be paid during this five (5) year option period (i) exceed One Hundred Twenty percent (120%) of the Base Rent, or (ii) be less than the Base Rent.

     2. The option may not be exercised if Tenant is in default under any of the terms of the Lease.

     3. Notice of intent to exercise an option shall be served upon the Authority addressed to the Administrator at 900 Jefferson Road, no later than three (3) months prior to the expiration of the term of said lease.

     4. All the term, covenants and conditions of the Lease as above described shall remain in full force and effect except as herein modified.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease the day and year first above written.


                                       GENESEE VALLEY REGIONAL
                                       MARKET AUTHORITY


                                       By: /s/ William J. Mulligan, Jr.
                                          --------------------------------------
                                          William J. Mulligan, Jr.
                                          Administrator

                                       WORLD OF SCIENCE, INC.


                                       By: /s/ James Froehler
                                          --------------------------------------
                                          James Froehler
                                          President